SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:
February 10, 2014
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STRATUM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-51229 (Commission File Number)	51-0482104 (I.R.S. Employer Identification No.)

11011 Richmond Avenue, Suite 525 Houston, Texas (Address of principal executive offices)	77042 (Zip code)

Registrant’s telephone number, including area code:  (713) 479-7050
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On January 17, 2014, Stratum Holdings, Inc. (the “Company”) entered into a Share Exchange Agreement (the “Exchange Agreement”) providing for the acquisition by the Company of all of the outstanding membership interests of Cinco NRG, LLC (“Cinco”), a private oil and gas company majority owned by Pioneer Group, LLC (“Pioneer”), which acquired approximately 80% of our outstanding Common Stock in September 2013, pursuant to which the Company will issue, at closing, approximately 47 million shares of our Common Stock, or approximately 95% of our total shares of Common Stock outstanding.   Entry into the Exchange Agreement was originally reported on a Current Report on Form 8-K filed January 24, 2014.  Although the transactions contemplated by the Exchange Agreement have not been consummated, and will not be consummated until satisfaction of all closing conditions, including increase of the authorized shares of Common Stock of the Company, this Amendment is being filed to provide the financial information that will be required by Item 9.01 upon such consummation and that was not included in the original filing.

Item 9.01. Financial Statements, Pro Forma Financial Information, and Exhibits.

(a)            Financial Statements of Businesses Acquired

The audited financial statements of Cinco NRG, LLC as of October 31, 2013 and for the period from inception on April 5, 2013 to October 31, 2013 are filed herewith as Exhibit 99.1 and are incorporated by reference in this Item 9.01(a).

(b)           Pro Forma Financial Information

The Company has prepared unaudited pro forma financial statements to present the impact of the acquisition of the outstanding membership units of Cinco, an entity which is under common control with the Company.  These unaudited pro forma financial statements should be read in conjunction with the Company’s historical consolidated financial statements and the related notes that are included in its Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the nine months ended September 30, 2013.

The unaudited pro forma balance sheet as of September 30, 2013, gives effect to the acquisition of the outstanding membership units of Cinco as if the transaction had occurred on that date.  The following unaudited pro forma statement of operations for the nine months ended September 30, 2013 gives effect to such acquisition as if Cinco’s historical revenues and expenses for the period from its inception on April 5, 2013 through October 31, 2013, had occurred within the nine month period ended September 30, 2013.  There is no unaudited pro forma statement of operations presented for the year ended December 31, 2012 as Cinco was not in existence during that period.

The unaudited pro forma financial statements and notes related thereto as of and for the for the nine months ended September 30, 2013 are filed herewith as Exhibit 99.2 and is incorporated by reference in this Item 9.01(b).  The unaudited pro forma financial statements are presented for illustrative purposes only and do not necessarily indicate the financial results of the Company had the transaction actually occurred as of the dates indicated.  This financial information has been derived from and should be read together with the historical consolidated financial statements and the related notes of the Company incorporated by reference in this Form 8-K.

 (d)           Exhibits:

99.1	Audited financial statements of Cinco NRG, LLC

Report of Independent Registered Public Accounting Firm

Balance Sheet as of October 31, 2013

Statement of Operations for the period from inception on April 5, 2013 to October 31, 2013

Statement of Members’ Equity for the period from inception on April 5, 2013 to October 31, 2013

Statement of Cash Flows for the period from inception on April 5, 2013 to October 31, 2013

Notes to Financial Statements

99.2	Unaudited pro forma combined financial statements and notes related thereto as of and for the nine-month period ended September 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Company Name

February 10, 2014	By:	/s/ D. Hughes Watler, Jr.
D. Hughes Watler, Jr.
Chief Financial Officer